Exhibit 99.4


                                    GUARANTY

        For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by BEHRINGER HARVARD SHORT-TERM OPPORTUNITY FUND I LP, a Texas limited partnership ("Guarantor"), and for the purpose of inducing AMERICAN NATIONAL BANK OF TEXAS or its successors or assigns ("Holder") to make a loan (the "Loan Transaction"), to BEHRINGER HARVARD MOCKINGBIRD COMMONS LP, a Texas limited partnership ("Borrower"), and recognizing that Guarantor has benefited or shall benefit, directly or indirectly, from the Loan Transaction, that the Loan Transaction is in the best interests of Guarantor, and that but for this Guaranty (herein so called) the Loan Transaction could not be consummated, Guarantor hereby absolutely and unconditionally guarantees to Holder the prompt payment when due of the following (collectively, the "Guaranteed Indebtedness"): (a) the Indebtedness and Obligations (as such terms are defined in that certain Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing (the "Deed of Trust") of even date herewith, executed by Borrower) including, without limitation, the indebtedness, obligations and liabilities evidenced by or arising under that certain Promissory Note (as such has been or may hereafter be amended, supplemented, modified, renewed, extended and/or restated from time to time, herein called the "Note"), of even date herewith, executed by Borrower, payable to the order of Holder, in the stated principal amount of Thirty-Six Million Two Hundred Eighteen Thousand and No/100 Dollars ($36,218,000.00) (the "Loan"); and (b) any and all renewals or extensions of all or any part of the indebtedness, obligations, and liabilities described or referred to in Subsection (a) preceding, together with all costs, expenses, and attorneys' fees incurred in the enforcement or collection thereof.

        1. BORROWER. As used throughout this Guaranty, the term "Borrower" shall include, without limitation, Borrower, Borrower as a debtor-in-possession, and any receiver, trustee, liquidator, conservator, custodian, or similar party hereafter appointed for Borrower or all or substantially all of its assets pursuant to any liquidation, conservatorship, bankruptcy, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief law from time to time in effect affecting the rights of creditors generally (collectively, "Debtor Relief Laws").

        2. PRIMARY LIABILITY. Guarantor shall be liable as a primary obligor for the payment and performance of the Guaranteed Indebtedness. This Guaranty shall be an absolute and continuing guaranty, and the circumstance that at any time or from time to time the Guaranteed Indebtedness may be paid in full shall not affect the obligation of Guarantor with respect to the Guaranteed Indebtedness of Borrower to Holder thereafter incurred.

        3. PAYMENT. In the event of default by Borrower in payment of the Guaranteed Indebtedness, or any part thereof, when such indebtedness becomes due, either by its terms or as the result of the exercise of any power to accelerate, Guarantor shall, on demand and without further notice of dishonor, without any notice having been given to Guarantor previous to such demand of the acceptance by Holder of this Guaranty, and without any notice having been given to Guarantor previous to such demand of the creating or incurring of the Guaranteed Indebtedness, pay the amount due thereon to Holder. All amounts becoming payable by Guarantor to Holder under this Guaranty shall be payable at Holder's address set forth in Paragraph 10 hereof. The payment by Guarantor of any amount pursuant to this Guaranty shall not in anywise entitle Guarantor to any right, title or interest (whether by way of subrogation or otherwise) in any of the Guaranteed Indebtedness or any proceeds thereof; Guarantor hereby waiving any and all of such rights, including, without limitation, any rights of subrogation.

        4. WAIVER OF NOTICE. Guarantor specifically waives any notice of acceptance of this Guaranty by Holder and of the creation, advancement, existence, extension, renewal, modification, consolidation, or rearrangement from time to time of the Guaranteed Indebtedness, or increase from time to time in the principal amount thereof, or increase or reduction from time to time of the rate of interest thereon, or any indulgence from time to time with respect to the Guaranteed Indebtedness, or any part thereof. Guarantor additionally waives grace, demand, protest, presentment and notice of demand, protest, presentment and dishonor with respect to the Guaranteed Indebtedness, notice of intent to accelerate, notice of acceleration and notice of disposition of collateral and waives notice of the amount of the Guaranteed Indebtedness outstanding at any time, and agrees that the maturity of the Guaranteed Indebtedness, or any part thereof, may be accelerated, extended, modified, amended or renewed from time to time, or any other indulgence may be granted with respect thereto by Holder without notice to or further consent by Guarantor, at any time or times.

        5.      RIGHTS OF HOLDER.

                a. Guarantor agrees that no release of Borrower, any co-guarantor, or of any other person primarily or secondarily liable on the Guaranteed Indebtedness, or any part thereof shall in any manner impair, diminish or affect the liability of Guarantor or the rights of Holder hereunder.

                b. Guarantor specifically agrees that it shall not be necessary or required, and that Guarantor shall not be entitled to require, that Holder file suit or proceed to obtain or assert a claim for personal judgment against Borrower for the Guaranteed Indebtedness, or make any effort at collection of the Guaranteed Indebtedness from Borrower, or foreclose against or seek to realize upon any security or collateral now or hereafter existing for the Guaranteed Indebtedness, or file suit or proceed to obtain or assert a claim for personal judgment against any other party (whether maker, guarantor, endorser or surety) liable for the Guaranteed Indebtedness, or make any effort at collection of the Guaranteed Indebtedness from any such other party, or exercise or assert any other right or remedy to which Holder is or may be entitled in connection with the Guaranteed Indebtedness or any security or collateral or other guaranty therefor, or assert or file any claim against the assets or estate of Borrower or any other guarantor or other person liable for the Guaranteed Indebtedness, or any part thereof, before or as a condition of enforcing the liability of Guarantor under this Guaranty or requiring payment of the Guaranteed Indebtedness by Guarantor hereunder, or at any time thereafter.

                c. If any or all of the Guaranteed Indebtedness are now or hereafter secured in whole or in part, Guarantor agrees that Holder may, from time to time, at its discretion, and with or without valuable consideration, allow substitution, withdrawal, release, surrender, exchange, subordination, deterioration, waste, loss or other impairment of all or any part of such security or collateral, without notice to or consent by Guarantor, and without in anywise impairing, diminishing or releasing the liability of Guarantor hereunder.

                d. No delay or omission or lack of diligence or care in exercising any right or power with respect to the Guaranteed Indebtedness or any security or collateral therefor (including without limitation the failure of Holder to perfect a security interest therein) or guaranty thereof or under this Guaranty shall in any manner impair, diminish or affect the liability of Guarantor or the rights of Holder hereunder. Guarantor expressly waives any right to the benefit of or to require or control application of any security or collateral or the proceeds of any security or collateral now existing or hereafter obtained by Holder as security for the Guaranteed Indebtedness, or any part thereof. Holder agrees that any monies or payments at any time received by Holder under this Guaranty shall be applied as follows: first, to the payment of all costs, attorneys' fees and expenses incurred or expended by Holder in collecting any of the Guaranteed Indebtedness; second, to that portion of the Guaranteed Indebtedness constituting interest and; third, to that portion of the Guaranteed Indebtedness constituting principal on the Note.

                e. Guarantor's liability hereunder shall in no manner be affected, reduced, impaired or released by reason of any renewal, extension, modification, consolidation, or rearrangement of or any other indulgence, forbearance or compromise with respect to the Guaranteed Indebtedness, or any part thereof; or increase in the principal amount thereof; or increase or reduction of the rate of interest thereon.

                f. Guarantor absolutely and unconditionally covenants and agrees that if all or any part of the Guaranteed Indebtedness (or any instrument or agreement made or executed in connection therewith) is for any reason found to be invalid, illegal, unenforceable, uncollectible or legally impossible, for any reason whatsoever (including, without limiting the generality of the foregoing, upon the grounds that the payment and/or performance of the Guaranteed Indebtedness is ultra vires or otherwise without authority, may violate applicable usury laws, is subject to valid defenses, claims or offsets of Borrower, or any instrument evidencing any of the Guaranteed Indebtedness is forged or otherwise irregular); then in any such case Guarantor shall pay and perform the Guaranteed Indebtedness as herein provided and that no such occurrence shall in any way diminish or otherwise affect Guarantor's obligations hereunder.

                g. Guarantor agrees, to the full extent it may legally do so, that suit may be brought against Guarantor with or without making Borrower a party to such suit (as Holder may elect).

        6. CHANGE IN COMPOSITION. Should the status, composition, structure or name of Borrower change, this Guaranty shall continue and also cover the indebtedness and Guaranteed Indebtedness of Borrower under the new status, composition, structure or name according to the terms hereof.

        7. LIABILITY IN THE EVENT OF PREFERENCE. In the event any payment of Borrower to Holder is held to constitute a preference under any Debtor Relief Laws, such payment by Borrower to Holder shall not constitute a release of Guarantor from any liability hereunder, but Guarantor agrees to pay such amount to Holder upon demand and this Guaranty shall continue to be effective or shall be reinstated, as the case may be, to the extent of any such payment or payments.

        8. BANKRUPTCY. Should Guarantor become insolvent, or fail to pay Guarantor's debts generally as they become due, or voluntarily seek, consent to, or acquiesce in the benefit or benefits of any Debtor Relief Law, or become a party to (or be made the subject of) any proceeding provided for by any Debtor Relief Law, other than as a creditor or claimant, that could suspend or otherwise adversely affect the rights of Holder granted hereunder, then, in any such event, the Guaranteed Indebtedness shall be, as between such Guarantor and Holder, a fully matured, due, and payable obligation of Guarantor to Holder (without regard to whether Borrower is then in default under the Note or whether the Guaranteed Indebtedness, or any part thereof, is then due and owing by Borrower to Holder), payable in full by Guarantor to Holder upon demand, which, for purposes of Section 502(c) of the Bankruptcy Code of the United States, as amended, shall be the estimated amount owing in respect of the contingent claim created hereunder.

        9. ACTIONS AGAINST GUARANTORS. The Guarantor agrees that Holder, in its discretion, may (i) bring suit against the Guarantor and any other guarantor of the Guaranteed Indebtedness or against any one or more of them, (ii) compound or settle with any one or more of the guarantors of the Guaranteed Indebtedness for such consideration as the Holder may deem proper, (iii) release one or more of the guarantors of all or any part of the Guaranteed Indebtedness from liability thereunder, and (iv) otherwise deal with the Guarantor and any other guarantors of the Guaranteed Indebtedness, or any one or more of them, in any manner whatsoever; and that no such action shall impair the rights of the Holder to collect the Guaranteed Indebtedness from the Guarantor. Nothing contained in this paragraph shall in any way affect or impair the rights or obligations of the Guarantor with respect to any other guarantor of all or any part of the Guaranteed Indebtedness.

        10. NOTICES. Any notice required or permitted to be given under this Guaranty shall be in writing and shall be mailed by certified mail, postage prepaid, return receipt requested, or sent by overnight air courier service, or personally delivered to a representative of the receiving party, or sent by telecopy (provided an identical notice is also sent simultaneously by mail, overnight courier, or personal delivery as otherwise provided in this Paragraph
10). All such communications shall be mailed, sent or delivered, addressed to the party for whom it is intended at its address set forth below.

        If to Guarantor:     Behringer Harvard Short-Term Opportunity Fund I LP
                             15601 Dallas Parkway, Suite 600
                             Dallas, Texas 75001
                             Attention: Chief Legal Officer
                                        -------------------
                             Facsimile No.: (214) 655-1610
                                            --------------
        with a copy to:      Powell & Coleman, L.L.P.
                             8080 North Central Expressway, Suite 1380
                             Dallas, Texas 75206
                             Attention:  Patrick M. Arnold, Esq.
                             Facsimile No.: 214.373-8768

        If to Holder:        American National Bank of Texas
                             1101 East Plano Parkway, Suite I
                             Plano, Texas  75074
                             Attention:  Denise Cansler
                             Facsimile No.: 214.863.6410

        with a copy to:      Cherry, Petersen & Landry, LLP
                             9400 N. Central Expressway, Suite 1616
                             Dallas, Texas 75231
                             Attention:  Terry Landry, Esq.
                             Facsimile No.:  214/265-7008

Any communication so addressed and mailed shall be deemed to be given on the earliest of (1) when actually delivered, (2) on the first (1st) Business Day (as defined in the Note) after deposit with an overnight air courier service, or (3) on the third (3rd) Business Day after deposit in the United States mail, postage prepaid, in each case to the address of the intended addressee, and any communication so delivered in person shall be deemed to be given when receipted for by, or actually received by Holder or Guarantor, as the case may be, or (4) if given by telecopy, when transmitted to the party's telecopy number specified above and confirmation of complete receipt is received by the transmitting party during normal business hours or on the next Business Day if not confirmed during normal business hours, and an identical notice is also sent simultaneously by mail, overnight courier, or personal delivery as otherwise provided in this Paragraph 10. Either party may designate a change of address by written notice to the other by giving at least ten (10) days prior written notice of such change of address.

        11. RIGHTS OF HOLDER CUMULATIVE. The rights of Holder hereunder are cumulative and shall not be exhausted by its exercise of any of its rights hereunder, under any prior guaranty or otherwise against Guarantor or by any number of successive actions until and unless all indebtedness constituting the Guaranteed Indebtedness has been paid.

        12. GOVERNING LAW. THIS GUARANTY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

        13. ENTIRE AGREEMENT. Guarantor acknowledges and agrees that this Guaranty accurately represents and contains the entire agreement between Guarantor and Holder with respect to the subject matter hereof, that Guarantor is not relying in the execution of this Guaranty, on any representations (whether written or oral) made by or on behalf of Holder except as expressly set forth in this Guaranty, and that any and all prior statements and/or representations made by or on behalf of Holder to Guarantor (whether written or oral) in connection with the subject matter hereof are merged herein. This Guaranty shall not be waived, altered, modified or amended as to any of its terms or provisions except in writing duly signed by Holder and Guarantor.

        14. ASSIGNMENT. This Guaranty is intended for and shall inure to the benefit of Holder and each and every other person who shall from time to time be or become the owner or holder of any of the Guaranteed Indebtedness, and each and every reference herein to "Holder" shall also include and refer to each and every successor or assignee of Holder at any time holding or owning any part of or interest in any part of the Guaranteed Indebtedness. This Guaranty shall be transferable by Holder, it being understood and stipulated that upon the assignment or transfer by Holder of any of the Guaranteed Indebtedness (or any part thereof or interest therein thus transferred or assigned by Holder), such transferee shall also, unless provided otherwise by Holder in its assignment, have and may exercise all the rights granted to Holder under this Guaranty to the extent of the part of or interest in the Guaranteed Indebtedness thus assigned or transferred to said person. Guarantor expressly waives notice of transfer or assignment of the Guaranteed Indebtedness, or any part thereof, or of the rights of Holder hereunder.

        15. SEVERABILITY. A determination that any provision of this Guaranty is unenforceable or invalid shall not affect the enforceability or validity of any other provision.

        16. MULTIPLE COUNTERPARTS. This Guaranty has been executed in a number of identical counterparts, each of which shall be deemed an original for all purposes and all of which constitute, collectively, one Guaranty, but in making proof of this Guaranty, it shall not be necessary to produce or account for more than one counterpart.

        17. WAIVER OF JURY TRIAL. TO THE MAXIMUM EXTENT PERMITTED BY LAW, GUARANTOR AND HOLDER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS GUARANTY, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENT (WHETHER VERBAL OR WRITTEN) OR ACTION OF EITHER PARTY OR ANY EXERCISE BY ANY PARTY OF THEIR RESPECTIVE RIGHTS HEREUNDER OR IN ANY WAY RELATING TO THE LOAN TRANSACTION (INCLUDING ANY ACTION TO RESCIND OR CANCEL THIS GUARANTY, AND ANY CLAIM OR DEFENSE ASSERTING THAT THIS GUARANTY WAS FRAUDULENTLY INDUCED OR IS OTHERWISE VOID OR VOIDABLE). THIS WAIVER IS A MATERIAL INDUCEMENT FOR HOLDER TO ENTER INTO THE LOAN TRANSACTION.

        18. WAIVER OF ENFORCEMENT. TO THE MAXIMUM EXTENT PERMITTED BY LAW, GUARANTOR WAIVES ALL RIGHTS, REMEDIES, CLAIMS AND DEFENSES BASED UPON OR RELATED TO SECTIONS 51.003, 51.004 AND 51.005 OF THE TEXAS PROPERTY CODE, TO THE EXTENT THE SAME PERTAINS OR MAY PERTAIN TO ANY ENFORCEMENT OF THIS GUARANTY.

        19. FINANCIAL STATEMENTS AND TAX RETURNS. Guarantor hereby acknowledges and agrees that to the extent that any of the following are not readily available to the public either through a filing with and disclosure to or in the Securities Exchange Commission, other governmental agency or other public publication (whether written or in electronic format) to provide (a) Financial Statements (as defined in the Loan Agreement) to Holder as soon as available, but in no event later than twenty
(20) days after the end of each calendar year during the period of time that the Loan is outstanding, together with any other financial information relating to such Guarantor that is reasonably requested by Holder, and (b) a copy of such Guarantor's annual tax return for the preceding calendar year, as soon as available, but in no event later than October 15 of each calendar year.

        20. EXCULPATED PARTIES. Notwithstanding anything to the contrary contained in this Guaranty, any obligation or liability of Guarantor hereunder shall be enforceable only against, and payable only out of, the property of Guarantor, and in no event shall any officer, director, shareholder, partner, beneficiary, agent, advisor or employee of Guarantor be held to any personal liability whatsoever or be liable for any of the obligations of Guarantor, nor shall the property of any such persons be subject to the payment of any such obligations. Without limiting the generality of the preceding sentence, no general partner in Guarantor shall have any liability for the obligations of Guarantor under this Guaranty.

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

        EXECUTED effective as of the 30th day of September, 2005.

                                    GUARANTOR:

                                    BEHRINGER HARVARD SHORT-TERM OPPORTUNITY
                                    FUND I LP

                                    By:  Behringer Harvard Advisors II LP
                                         Its General Partner

                                         By:  Harvard Property Trust, LLC
                                              Its General Partner

                                              By:______________________________
                                              Name:  Gerald J. Reihser, III
                                              Title: Executive Vice President




                                       8